MERRILL LYNCH
AMERICAS INCOME
FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 1999




The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH AMERICAS INCOME FUND, INC.


The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.




Merrill Lynch Americas Income Fund, Inc., June 30, 1999


DEAR SHAREHOLDER

During the quarter ended June 30, 1999, the investment environment continued to be dominated by concerns over rising international interest rates. To some extent this was the result of the US Federal Reserve Board's adopting a tightening stance in May, which culminated in a 25 basis point (0.25%) increase in the Federal Funds rate by the end of June, the first such increase since March 25, 1997. This increase caused a sharp decline in the price of US Treasury issues since investors began to anticipate further interest rate hikes. US equities, high-yield securities and emerging markets fixed-income prices declined in unison in May and began a slow rebound during the remainder of the June quarter.

Emerging markets fixed-income returns continued to outperform other fixed-income classes, as measured by the unmanaged J.P. Morgan Emerging Markets Bond (EMBI) Index. For the quarter ended June 30, 1999, Merrill Lynch Americas Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +1.76%, +1.56%, +1.55% and +1.52%, respectively, as compared to a total return of +1.83% for the unmanaged EMBI. (Results shown do not reflect sales charges; results shown would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) An early overweight exposure to Brazil after the devaluation of the real, a reduction in the Fund's exposure to Argentina and a small increase in the Fund's cash position all benefited Fund performance. By June quarter-end, the Fund's major country allocations were: Argentina, 13.2% of net assets; Brazil, 33.3%; and Mexico, 24.2%. The Fund had a cash position of 5.8% of net assets at June 30, 1999.

Despite the somewhat bearish sentiment created by the recent price action, several positive trends continue to establish themselves in emerging markets. The risk of financial contagion that led to destabilizing foreign exchange outflows and currency devaluations in the last two years has declined significantly. Major emerging markets currencies have remained relatively stable after the floating of the Brazilian real in January 1999. In general, emerging market economies are now more resilient, have better economic management, more conservative fiscal policies, more flexible foreign exchange regimes, and in general, better fundamentals than two years ago, when spreads on their debt were substantially tighter. The economic slowdown triggered in emerging markets by the 1998 financial disturbances is reducing domestic inflation and import demand, which diminish foreign financing requirements and alleviates pressures on foreign exchange rates. Local interest rates are declining, which bodes well for investments in local currency instruments. In some countries, such as Mexico, economic activity is being propped up by the strong demand for the country's exports. In other countries, such as Brazil, domestic activity has begun bottoming out, signaling that economic recessions may be milder than originally anticipated, preventing an undue deterioration in private sector credit risk.

Commodity prices have begun to recover in reaction to better growth prospects in the Group of Seven Industrialized Nations. Commodity exporters, many of them emerging markets, are benefiting. Oil, in particular, is up over 60% from its lows in February, substantially improving the financial outlook for Mexico and Venezuela, among others.

Technical factors indicate emerging markets bond prices may be establishing a solid base of support. The market is inexpensive. Emerging markets spreads, as measured by the EMBI Index, are trading in excess of 1,000 basis points over Treasury issues (compared to 450 basis points in May 1997), reflecting unrealistically high probabilities of sovereign default. Also, the investor base is beginning to widen as crossover, opportunistic buyers, many of them insurance companies and pension funds, are becoming mainstream investors. Finally, leverage and market speculation has been severely curtailed, which may prevent the excessive and destabilizing market volatility witnessed in 1998.

Our positive intermediate-term outlook does not negate short-term concerns that potentially higher international interest rates could delay emerging markets' economic recovery and their full access to international capital markets. In the current situation, we believe there are some offsetting factors that may partly cushion this negative impact. A prolonged period of rising interest rates is likely to be caused, or be accompanied by, higher economic activity in the United States and other industrialized countries, which would undoubtedly imply higher demand and higher prices for commodities and emerging markets manufactured goods, strengthening their balance of payments.

We are keeping a close watch on other short-term risks to the markets in which we invest. In particular, we are monitoring Brazil's fiscal austerity program, its compliance with the International Monetary Fund program, and its success in establishing the long-term foundations for sound tax and social security systems that would put an end to chronic fiscal profligacy. Argentina's foreign exchange convertibility system will be tested with the advent of a new presidential administration and by the sharp economic slowdown and political pressures involved in maintaining a stimulative fiscal policy. Venezuela's new government has embarked on an ambitious process of overhauling its political structures, but its strategy to overcome social problems, domestic recession, and its excessive dependence on oil revenues remains to be articulated. In Mexico, short-term risks appear to be firmly under control, given the country's solid export performance, signs of an incipient domestic activity recovery, realized oil revenues in excess of its budgeted figures, and its contingent planning to ensure a smooth presidential transition in the year 2000.

In Conclusion
We appreciate your ongoing investment in Merrill Lynch Americas
Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and
Portfolio Manager



August 11, 1999



Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Americas Income Fund, Inc., June 30, 1999


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        -22.28%        -25.39%
Inception (10/21/94) through 6/30/99      + 2.97         + 2.08

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        -22.84%        -25.67%
Five Years Ended 6/30/99                  + 3.17         + 3.17
Inception (8/27/93) through 6/30/99       + 1.63         + 1.63

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                        -22.88%        -23.59%
Inception (10/21/94) through 6/30/99      + 2.10         + 2.10

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        -22.55%        -25.65%
Five Years Ended 6/30/99                  + 3.68         + 2.84
Inception (8/27/93) through 6/30/99       + 2.13         + 1.41

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                                                  Standardized
                                                12 Month          3 Month     Since Inception     30-Day Yield
                                              Total Return      Total Return    Total Return     As of 6/30/99
ML Americas Income Fund Class A Shares           -22.28%           +1.76%          +14.73%            8.74%
ML Americas Income Fund Class B Shares           -22.84            +1.56           + 9.88             8.31
ML Americas Income Fund Class C Shares           -22.88            +1.55           +10.21             8.25
ML Americas Income Fund Class D Shares           -22.55            +1.52           +13.07             8.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total reinvestment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/27/93 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                          (in US dollars)
                                                                                 Interest     Maturity       Value    Percent of
COUNTRY      Industry         Face Amount              Bonds                       Rate         Date       (Note 1a)  Net Assets
Argentina    Industrials    US$ 1,800,000    Perez Companc SA                      8.125%     7/15/2007   $  1,537,319    4.4%

             Telecommuni-       1,750,000    Telefonica de Argentina SA            9.125      5/07/2008      1,522,500    4.3
             cations

                                             Total Bonds in Argentina (Cost--$3,125,938)                     3,059,819    8.7


Brazil       Metals             2,200,000    CSN Iron SA                           9.125      6/01/2007      1,650,000    4.7

             Sovereign             75,000    Republic of Brazil                    9.375      4/07/2008         60,000    0.2
             Government           150,000    Republic of Brazil                   10.125      5/15/2027        112,500    0.3
             Obligations                                                                                   -----------  ------
                                                                                                               172,500    0.5

             Utilities--        1,700,000    Centrais Electricas Brasileiras SA   10.00       7/06/2004      1,632,000    4.6
             Electric           1,925,000    Compania Paranaense de Energia        9.75       5/02/2005      1,674,750    4.8
                                                                                                           -----------  ------
                                                                                                             3,306,750    9.4

                                             Total Bonds in Brazil (Cost--$4,892,463)                        5,129,250   14.6


Mexico       Broadcasting--     1,000,000    Grupo Televisa SA (c)                11.72       5/15/2008        810,000    2.3
             Radio &
             Television

             Industrials        2,000,000    Petroleos Mexicanos                   9.50       9/15/2027      1,685,000    4.8

             Sovereign          1,350,000    United Mexican States                11.50       5/15/2026      1,485,000    4.2
             Government
             Obligations

                                             Total Bonds in Mexico (Cost--$4,123,792)                        3,980,000   11.3


Panama       Sovereign            630,000    Republic of Panama                    8.875      9/30/2027        516,600    1.5
             Government
             Obligations

                                             Total Bonds in Panama (Cost--$573,300)                            516,600    1.5


Merrill Lynch Americas Income Fund, Inc., June 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                              (in US dollars)
                                                                                 Interest     Maturity       Value    Percent of
COUNTRY      Industry         Face Amount              Bonds                       Rate         Date       (Note 1a)  Net Assets
Poland       Telecommuni-   US$ 1,500,000    TPSA Finance BV (b)                   7.75 %    12/10/2008   $  1,455,749    4.1%
             cations

                                             Total Bonds in Poland (Cost--$1,489,230)                        1,455,749    4.1


Russia       Sovereign            375,000    Russian Federation Bonds
             Government                      (Regulation S)                       11.00       7/24/2018        184,687    0.5
             Obligations

                                             Total Bonds in Russia (Cost--$152,498)                            184,687    0.5


Venezuela    Sovereign            750,000    Republic of Venezuela                13.625      8/15/2018        675,000    1.9
             Government         2,100,000    Republic of Venezuela                 9.25       9/15/2027      1,359,750    3.9
             Obligations

                                             Total Bonds in Venezuela (Cost--$1,877,860)                     2,034,750    5.8


                                             Total Investments in Bonds (Cost--$16,235,081)                 16,360,855   46.5


                                                      Brady Bonds*

Argentina    Sovereign            790,500    Republic of Argentina FRB (a)         5.938      3/31/2005        675,482    1.9
             Government         1,450,000    Republic of Argentina, Par 'L'        6.00       3/31/2023        915,313    2.6
             Obligations

                                             Total Brady Bonds in Argentina
                                             (Cost--$1,602,065)                                              1,590,795    4.5


Brazil       Sovereign          3,585,840    Republic of Brazil 'C' (a)            8.00       4/15/2014      2,337,519    6.6
             Government           750,000    Republic of Brazil, Discount (a)      5.875      4/15/2024        475,313    1.4
             Obligations        2,137,500    Republic of Brazil 'EI' (a)           5.875      4/15/2006      1,688,625    4.8
                                3,000,000    Republic of Brazil NMB (a)            5.9375     4/15/2009      2,092,500    5.9

                                             Total Brady Bonds in Brazil
                                             (Cost--$5,702,504)                                              6,593,957   18.7


Bulgaria     Sovereign            760,000    Republic of Bulgaria, Discount
             Government                      'A' (a)                               5.875      7/28/2024        513,000    1.5
             Obligations          510,000    Republic of Bulgaria, Front-
                                             Loaded Interest Rate Reduction
                                             Bonds, Series A (a)                   2.50       7/28/2012        304,087    0.9
                                  700,000    Republic of Bulgaria, Interest
                                             Arrears Bond (a)                      5.875      7/28/2011        472,500    1.3

                                             Total Brady Bonds in Bulgaria
                                             (Cost--$1,268,808)                                              1,289,587    3.7


Mexico       Sovereign          3,750,000    United Mexican States 'W-A'           6.25      12/31/2019      2,784,375    7.9
             Government         2,380,000    United Mexican States 'W-B'           6.25      12/31/2019      1,767,150    5.0
             Obligations

                                             Total Brady Bonds in Mexico
                                             (Cost--$4,499,969)                                              4,551,525   12.9


Panama       Sovereign            500,000    Republic of Panama, Interest
             Government                      Reduction Bonds (a)                   4.00       7/17/2014        366,875    1.0
             Obligations

                                             Total Brady Bonds in Panama
                                             (Cost--$355,000)                                                  366,875    1.0


Peru         Sovereign          1,020,000    Republic of Peru, Front-Loaded
             Government                      Interest Rate Reduction Bonds (a)     3.75       3/07/2017        563,550    1.6
             Obligations          800,000    Republic of Peru, Past Due
                                             Interest (a)                          4.50       3/07/2017        490,000    1.4

                                             Total Brady Bonds in Peru
                                             (Cost--$1,049,870)                                              1,053,550    3.0


Poland       Sovereign            700,000    Republic of Poland, Par               3.00      10/27/2024        427,000    1.2
             Government
             Obligations

                                             Total Brady Bonds in Poland
                                             (Cost--$467,319)                                                  427,000    1.2


Venezuela    Sovereign          1,214,280    Republic of Venezuela, DCB (a)        6.3125    12/18/2007        936,513    2.7
             Government
             Obligations

                                             Total Brady Bonds in Venezuela
                                             (Cost--$767,526)                                                  936,513    2.7

                                             Total Investments in Brady Bonds
                                             (Cost--$15,713,061)                                            16,809,802   47.7

             Total Investments (Cost--$31,948,142)                                                          33,170,657   94.2

             Other Assets Less Liabilities                                                                   2,047,932    5.8
                                                                                                           -----------  ------
             Net Assets                                                                                    $35,218,589  100.0%
                                                                                                           ===========  ======



  *Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Americas Income Fund, Inc., June 30, 1999


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$31,948,142) (Note 1a)                          $ 33,170,657
                    Cash                                                                                          30,843
                    Receivables:
                      Securities sold                                                      $  3,141,149
                      Interest                                                                  757,004
                      Capital shares sold                                                        24,995        3,923,148
                                                                                           ------------
                    Prepaid registration fees (Note 1f)                                                           20,670
                                                                                                            ------------
                    Total assets                                                                              37,145,318
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,575,334
                      Capital shares redeemed                                                   112,139
                      Dividends to shareholders (Note 1g)                                        90,824
                      Distributor (Note 2)                                                       18,743
                      Investment adviser (Note 2)                                                17,543        1,814,583
                                                                                           ------------
                    Accrued expenses                                                                             112,146
                                                                                                            ------------
                    Total liabilities                                                                          1,926,729
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 35,218,589
                                                                                                            ============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares authorized                     $     32,633
Consist of:         Class B Common Stock, $.10 par value, 100,000,000 shares authorized                          465,691
                    Class C Common Stock, $.10 par value, 100,000,000 shares authorized                           22,102
                    Class D Common Stock, $.10 par value, 100,000,000 shares authorized                           88,226
                    Paid-in capital in excess of par                                                          71,130,724
                    Accumulated capital losses on investments--net (Note 5)                                  (34,866,860)
                    Accumulated distributions in excess of capital gains on
                    investments--net (Note 1g)                                                                (2,876,442)
                    Unrealized appreciation on investments--net                                                1,222,515
                                                                                                            ------------
                    Net assets                                                                              $ 35,218,589
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,892,512 and 326,325 shares
Value:                       outstanding                                                                    $       5.80
                                                                                                            ============
                    Class B--Based on net assets of $26,945,463 and 4,656,906
                             shares outstanding                                                             $       5.79
                                                                                                            ============
                    Class C--Based on net assets of $1,278,756 and 221,015 shares
                             outstanding                                                                    $       5.79
                                                                                                            ============
                    Class D--Based on net assets of $5,101,858 and 882,256 shares
                             outstanding                                                                    $       5.78
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1999
Investment Income   Interest and discount earned                                                            $  1,818,125
(Note 1e):                                                                                                  ------------

Expenses:           Investment advisory fees (Note 2)                                      $    112,496
                    Account maintenance and distribution fees--Class B (Note 2)                 108,837
                    Accounting services (Note 2)                                                 51,996
                    Professional fees                                                            37,843
                    Printing and shareholder reports                                             32,724
                    Registration fees (Note 1f)                                                  30,853
                    Transfer agent fees--Class B (Note 2)                                        28,721
                    Directors' fees and expenses                                                 23,227
                    Custodian fees                                                               17,463
                    Account maintenance fees--Class D (Note 2)                                    6,727
                    Account maintenance and distribution fees--Class C (Note 2)                   5,564
                    Transfer agent fees--Class D (Note 2)                                         4,391
                    Transfer agent fees--Class C (Note 2)                                         1,438
                    Transfer agent fees--Class A (Note 2)                                         1,391
                    Pricing fees                                                                    492
                    Other                                                                         2,114
                                                                                           ------------
                    Total expenses                                                                               466,277
                                                                                                            ------------
                    Investment income--net                                                                     1,351,848
                                                                                                            ------------

Realized            Realized loss on investments--net                                                         (1,953,358)
& Unrealized        Change in unrealized appreciation/depreciation on investments--net                         3,651,927
Gain (Loss) on                                                                                              ------------
Investments--Net    Net realized and unrealized gain on investments                                            1,698,569
(Notes 1b,                                                                                                  ------------
1e & 3):            Net Increase in Net Assets Resulting from Operations                                    $  3,050,417
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 1999



STATEMENT OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,       December 31,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment income--net                                                 $  1,351,848     $  6,501,860
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (1,953,358)     (33,355,834)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          3,651,927       (2,495,358)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                3,050,417      (29,349,332)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (67,076)        (326,017)
(Note 1g):            Class B                                                                (1,030,248)      (4,624,675)
                      Class C                                                                   (49,011)        (240,731)
                      Class D                                                                  (205,513)        (868,105)
                    Return of capital--net:
                      Class A                                                                        --          (23,798)
                      Class B                                                                        --         (337,591)
                      Class C                                                                        --          (17,573)
                      Class D                                                                        --          (63,370)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,351,848)      (6,501,860)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (9,888,207)     (20,604,040)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (8,189,638)     (56,455,232)
                    Beginning of period                                                      43,408,227       99,863,459
                                                                                           ------------     ------------
                    End of period                                                          $ 35,218,589     $ 43,408,227
                                                                                           ------------     ------------

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,    For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997    1996+++      1995
Per Share           Net asset value, beginning of period              $   5.54   $   9.60  $  11.36  $   9.70   $   8.51
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .76       .72       .97        .94
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .26      (4.06)     (.54)     2.14       1.19
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48      (3.30)      .18      3.11       2.13
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.71)     (.72)    (1.00)      (.94)
                      In excess of investment income--net                   --         --        --      (.13)        --
                      Return of capital--net                                --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.93)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.29)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.22)      (.76)    (1.94)    (1.45)      (.94)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.80   $   5.54  $   9.60  $  11.36   $   9.70
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.74%++  (36.18%)    1.74%    33.64%     27.27%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 1.81%*     1.70%     1.38%     1.05%      1.20%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.81%*     2.66%     1.48%     1.32%      1.36%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.88%*     9.59%     6.31%     8.97%     11.25%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,893   $  1,988  $  4,842  $ 28,136   $  1,165
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.16%    618.06%   942.74%   420.35%    127.17%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)               --         --        --  $ 22,350   $ 10,265
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                                   --   $ 14,306  $  3,185  $  8,277   $  2,640
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period                  --   $   1.56  $    .20  $    .48   $    .20
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.
                 +++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                           Class B
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997     1996+++     1995
Per Share           Net asset value, beginning of period              $   5.53   $   9.57  $  11.31  $   9.65   $   8.48
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .20        .70       .63       .88        .88
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .26      (4.04)     (.52)     2.15       1.17
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .46      (3.34)      .11      3.03       2.05
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.20)      (.65)     (.63)     (.93)      (.88)
                      In excess of investment income--net                   --         --        --      (.12)        --
                      Return of capital--net                                --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.93)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.29)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.20)      (.70)    (1.85)    (1.37)      (.88)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.79   $   5.53  $   9.57  $  11.31   $   9.65
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.34%++  (36.60%)    1.12%    32.75%     26.10%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.60%*     2.21%     2.16%     1.83%      1.97%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.60%*     3.47%     2.26%     2.10%      2.13%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.10%*     8.93%     5.76%     8.36%     10.40%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 26,945   $ 33,374  $ 78,733  $160,204   $103,465
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.16%    618.06%   942.74%   420.35%    127.17%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)               --         --        --  $ 22,350   $ 10,265
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                                   --   $ 14,306  $  3,185  $  8,277   $  2,640
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period                  --   $   1.56  $    .20  $    .48   $    .20
                                                                      ========   ========  ========  ========   ========



FINANCIAL HIGHLIGHTS (continued)
                                                                                            Class C
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997    1996+++     1995
Per Share           Net asset value, beginning of period              $   5.53   $   9.57  $  11.31  $   9.65   $   8.47
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .20        .69       .63       .87        .87
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .26      (4.04)     (.52)     2.15       1.18
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .46      (3.35)      .11      3.02       2.05
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.20)      (.64)     (.63)     (.92)      (.87)
                      In excess of investment income--net                   --         --        --      (.12)        --
                      Return of capital--net                                --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.93)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.29)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.20)      (.69)    (1.85)    (1.36)      (.87)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.79   $   5.53  $   9.57  $  11.31   $   9.65
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.31%++  (36.64%)    1.06%    32.66%     26.18%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.66%*     2.25%     2.23%     1.90%      2.05%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.66%*     3.52%     2.33%     2.17%      2.19%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.05%*     8.85%     5.64%     8.17%     10.23%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,279   $  1,730  $  4,222  $ 11,436   $  1,396
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.16%    618.06%   942.74%   420.35%    127.17%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)               --         --        --  $ 22,350   $ 10,265
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                                   --   $ 14,306  $  3,185  $  8,277   $  2,640
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period                  --   $   1.56  $    .20  $    .48   $    .20
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.
                 +++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class D

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997     1996+++     1995
Per Share           Net asset value, beginning of period              $   5.52   $   9.57  $  11.31  $   9.65   $   8.48
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .74       .69       .95        .92
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .26      (4.05)     (.52)     2.13       1.17
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .47      (3.31)      .17      3.08       2.09
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.69)     (.69)     (.97)      (.92)
                      In excess of investment income--net                   --         --        --      (.13)        --
                      Return of capital--net                                --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.93)     (.32)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.29)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.74)    (1.91)    (1.42)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.78   $   5.52  $   9.57  $  11.31   $   9.65
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.62%++  (36.37%)    1.65%    33.44%     26.75%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.06%*     1.84%     1.63%     1.31%      1.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.06%*     2.88%     1.73%     1.58%      1.60%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.64%*     9.51%     6.30%     8.92%     10.85%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  5,102   $  6,316  $ 12,066  $ 18,402   $ 14,169
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 115.16%    618.06%   942.74%   420.35%    127.17%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)               --         --        --  $ 22,350   $ 10,265
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                                   --   $ 14,306  $  3,185  $  8,277   $  2,640
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period                  --   $   1.56  $    .20  $    .48   $    .20
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.
                 +++Based on average shares outstanding.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Americas Income Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account
                             Maintenance         Distribution
                                 Fee                 Fee

Class B                         0.25%               0.50%
Class C                         0.25%               0.55%
Class D                         0.25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                MLFD                MLPF&S

Class D                         $17                  $52


For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $56,514 and $2,677 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended June 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $117 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $41,782,148 and $52,037,704, respectively.

Net realized losses for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (1,953,358)  $  1,222,515
                                 ------------   ------------
Total                            $ (1,953,358)  $  1,222,515
                                 ============   ============


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,222,515, of which $1,792,917 related to appreciated securities and $570,402 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $31,948,142.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $9,888,207 and $20,604,040 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           258,298   $  1,480,078
Shares issued to shareholders
in reinvestment of dividends            4,118         23,811
                                  -----------   ------------
Total issued                          262,416      1,503,889
Shares redeemed                      (295,012)    (1,652,709)
                                  -----------   ------------
Net decrease                          (32,596)  $   (148,820)
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           637,752   $  4,323,664
Shares issued to shareholders
in reinvestment of dividends           25,916        212,222
                                  -----------   ------------
Total issued                          663,668      4,535,886
Shares redeemed                      (809,108)    (5,986,803)
                                  -----------   ------------
Net decrease                         (145,440)  $ (1,450,917)
                                  ===========   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           292,899   $  1,647,593
Shares issued to shareholders
in reinvestment of dividends           71,874        414,158
                                  -----------   ------------
Total issued                          364,773      2,061,751
Automatic conversion of shares         (9,939)       (56,858)
Shares redeemed                    (1,737,358)    (9,772,827)
                                  -----------   ------------
Net decrease                       (1,382,524)  $ (7,767,934)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         1,507,682   $  9,930,127
Shares issued to shareholders
in reinvestment of dividends          277,781      2,120,932
                                  -----------   ------------
Total issued                        1,785,463     12,051,059
Automatic conversion of shares        (19,336)      (160,511)
Shares redeemed                    (3,952,202)   (29,827,935)
                                  -----------   ------------
Net decrease                       (2,186,075)  $(17,937,387)
                                  ===========   ============



Merrill Lynch Americas Income Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                            16,102   $     95,610
Shares issued to shareholders
in reinvestment of dividends            3,018         17,336
                                  -----------   ------------
Total issued                           19,120        112,946
Shares redeemed                      (111,154)      (623,816)
                                  -----------   ------------
Net decrease                          (92,034)  $   (510,870)
                                  ===========   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           122,254   $    792,384
Shares issued to shareholders
in reinvestment of dividends           14,160        108,908
                                  -----------   ------------
Total issued                          136,414        901,292
Shares redeemed                      (264,464)    (2,036,673)
                                  -----------   ------------
Net decrease                         (128,050)  $ (1,135,381)
                                  ===========   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                            35,436    $   201,920
Automatic conversion of shares          9,942         56,858
Shares issued to shareholders
in reinvestment of dividends           12,666         72,988
                                  -----------   ------------
Total issued                           58,044        331,766
Shares redeemed                      (319,511)    (1,792,349)
                                  -----------   ------------
Net decrease                         (261,467)  $ (1,460,583)
                                  ===========   ============



Class D Shares for the Year                        Dollar
Ended December 31, 1998               Shares       Amount

Shares sold                           530,485   $  4,307,175
Automatic conversion of shares         19,190        160,511
Shares issued to shareholders
in reinvestment of dividends           51,880        396,219
                                  -----------   ------------
Total issued                          601,555      4,863,905
Shares redeemed                      (719,080)    (4,944,260)
                                  -----------   ------------
Net decrease                         (117,525)  $    (80,355)
                                  ===========   ============


5. Capital Loss Carryforward:
At December 31, 1998, the Fund had a net capital loss carryforward of approximately $11,724,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.